UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________


                                 CURRENT REPORT
                                 ______________
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                SEPTEMBER 1, 2009
                                _________________
                Date of Report (Date of earliest event reported)


                            MORGAN CREEK ENERGY CORP.
                            _________________________
             (Exact name of registrant as specified in its charter)

            NEVADA                   0-25455                     201777817
            ______                   _______                     _________
(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

                   5050 QUORUM DRIVE
                       SUITE 700
                    DALLAS, TEXAS                              75254
                    _____________                              _____
       (Address of principal executive offices)              (Zip Code)


                                 (214) 321-0603
                                 ______________
               Registrant's telephone number, including area code

                                       N/A
                                       ___
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                   __________

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on September 1, 2009, the Board of Directors (the "Board") of Morgan Creek Energy Corp., a Nevada corporation (the "Company") accepted the consent of Peter R. Carpenter as a member of the Board of Directors. Therefore, the Board of Directors is comprised of Peter Wilson, Marcus Johnson, D. Bruce Horton, Erik Essiger, Angelo Viard and Peter Carpenter. Mr. Carpenter's biography is as follows:

PETER CARPENTER, P. ENG., CFA. Mr. Carpenter has been involved in the oil and gas industry for the past forty years. From 2004 to current date, Mr. Carpenter is the president and chief executive officer of Claridge House Partners, Inc., which provides corporate restructuring and financial advisory services to the Canadian oil and gas industry. From approximately 1998 through 2002, Mr. Carpenter was the chief financial officer for Cybernetic Capital Management Inc; from approximately 1996 through 1998, Mr. Carpenter was a consulting oil and gas analyst for First Associates Securities; and from approximately 1885 through 1996, Mr. Carpenter was the vice president of investment bank with Moss, Lawson & Co., Limited.

Mr. Carpenter also was employed as the senior oil and gas analyst from approximately 1981 through 1993 with Deutsche Morgan Grenfell Canada, where he was responsible for the preparation of oil company equity analysis. He was employed at Texaco Canada from 1976 through 1981 as a chief economist where he supervised economic planning at Texaco and maintained liaison with the worldwide economics group in Harrison, New York. From approximately 1971 through 1976, Mr. Carpenter was the manager of special projects at PanCanadian Petroleum where his responsibilities included overseeing the economic and business analysis of major capital expenditure opportunities involving oil and gas production facilities, chemical, heavy oil and coal projects. From approximately 1965 through 1971, Mr. Carpenter was an engineer at Exxon where he was responsible for the refinery and petrochemicals plant in Sarnia, Ontario, pipeline optimization studies with Interprovincial Pipeline in Toronto, logistics analyst in Esso International's supply and transportation group located in New York City, and logisticsl coordinator in Esso International's light hydrocarbon sales group. From approximately 1962 through 1963, Mr. Carpenter was employed as a process engineer at DuPont's Maitland works near Brockbille, Ontario.

Mr. Carpenter earned a B.SC in Chemical Engineering from the University of Alberta, an MBA from the University of Western Ontario and a Doctoral Program in Economics from New York University. Mr. Carpenter also became a chartered financial analyst with the Institute of Chartered Financial Analysis.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            MORGAN CREEK ENERGY CORP.

DATE:  SEPTEMBER 4, 2009.            /s/ PETER WILSON
                                        ________________________________________
                                        NAME: PETER WILSON
                                        TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER


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